EXHIBIT A

                             JOINT FILING AGREEMENT

     In accordance with Rule 13d-1(f) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with all other Reporting Persons (as such term is defined in the Schedule 13D/A referred to below) on behalf of each of them of a statement on Schedule 13D/A with respect to the Common Stock of beneficial interest of URS Corporation, a Delaware corporation, and that this Agreement may be included as an Exhibit to such joint filing. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of the 2nd day of October, 2003.

                                  TCG HOLDINGS, L.L.C.

                                  By:  /s/ Joseph E. Lipscomb
                                       -----------------------------------------
                                       Joseph E. Lipscomb, Managing Director


                                  TC GROUP, L.L.C.

                                  By:  TCG Holdings, L.L.C., its Managing Member

                                  By:  /s/ Joseph E. Lipscomb
                                       -----------------------------------------
                                       Joseph E. Lipscomb, Managing Director


                                  CARLYLE PARTNERS II, L.P.

                                  By:  TC Group II, L.L.C., its General Partner

                                  By:  TC Group, L.L.C., its Managing Member

                                  By:  TCG Holdings, L.L.C., its Managing Member

                                  By:  /s/ Joseph E. Lipscomb
                                       -----------------------------------------
                                       Joseph E. Lipscomb, Managing Director

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                                   CARLYLE SBC PARTNERS II, L.P.

                                   By:  TC Group II, L.L.C., its General Partner

                                   By:  TC Group, L.L.C., its General Partner

                                   By:  TCG Holdings, L.L.C., its Managing
                                        Member

                                   By:  /s/ Joseph E. Lipscomb
                                        ----------------------------------------
                                        Joseph E. Lipscomb, Managing Director

                                   STATE BOARD OF ADMINISTRATION OF FLORIDA

                                   separate account maintained pursuant to an Investment Management Agreement dated as of September 6, 1996 between the State Board of Administration of Florida, Carlyle Investment Group, L.P. and Carlyle Investment Management, L.L.C.

                                   By:  Carlyle Investment Management, L.L.C.,
                                        as Investment Manager

                                   By:  /s/ Allan M. Holt
                                        ----------------------------------------
                                        Allan M. Holt, Managing Director


                                   CARLYLE INVESTMENT GROUP, L.P.


                                   By:  TC Group, L.L.C., its General Partner

                                   By:  TCG Holdings, L.L.C., its Managing
                                        Member

                                   By:  /s/ Joseph E. Lipscomb
                                        ----------------------------------------
                                        Joseph E. Lipscomb, Managing Director


                                   CARLYLE INTERNATIONAL PARTNERS II, L.P.

                                   By:  TC Group II, L.L.C., its General Partner

                                   By:  TC Group, L.L.C., its General Partner

                                   By:  TCG Holdings, L.L.C., its Managing
                                        Member

                                   By:  /s/ Joseph E. Lipscomb
                                        ----------------------------------------
                                        Joseph E. Lipscomb, Managing Director

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                           CARLYLE INTERNATIONAL PARTNERS III, L.P.

                           By:  TC Group II, L.L.C., its General Partner

                           By:  TC Group, L.L.C., its General Partner

                           By:  TCG Holdings, L.L.C., its Managing Member

                           By:  /s/ Joseph E. Lipscomb
                                ------------------------------------------------
                                Joseph E. Lipscomb, Managing Director


                           C/S INTERNATIONAL PARTNERS

                           By:  TC Group II, L.L.C., its General Partner

                           By:  TC Group, L.L.C., its General Partner

                           By:  TCG Holdings, L.L.C., its Managing Member

                           By:  /s/ Joseph E. Lipscomb
                                ------------------------------------------------
                                Joseph E. Lipscomb, Managing Director


                           CARLYLE-EG&G PARTNERS, L.P.

                           By:  TC Group, L.L.C., its General Partner

                           By:  TCG Holdings, L.L.C., its Managing Member

                           By:  /s/ Joseph E. Lipscomb
                                ------------------------------------------------
                                Joseph E. Lipscomb, Managing Director


                           CARLYLE-EG&G INTERNATIONAL PARTNERS, L.P.

                           By:  TC Group, L.L.C., its General Partner

                           By:  TCG Holdings, L.L.C., its Managing Member

                           By:  /s/ Joseph E. Lipscomb
                                ------------------------------------------------
                                Joseph E. Lipscomb, Managing Director


                           CARLYLE HIGH YIELD PARTNERS, L.P.

                           By:  TCG High Yield, L.L.C., its General Partner

                           By:  TCG High Yield Holdings, L.L.C., its

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                                Managing Member

                           By:  TC Group, L.L.C., its Managing Member

                           By:  TCG Holdings, L.L.C., its Managing Member

                           By:  /s/ Joseph E. Lipscomb
                                ------------------------------------------------
                                Joseph E. Lipscomb, Managing Director

                      CARLYLE-EG&G PARTNERS II, L.P.

                      By:  TC Group, L.L.C., its General Partner

                      By:  TCG Holdings, L.L.C., its Managing Member

                      By:  /s/ Joseph E. Lipscomb
                           ------------------------------------------------
                           Joseph E. Lipscomb, Managing Director


                      CARLYLE-LSS PARTNERS, L.P.

                      By:  TC Group, L.L.C., its General Partner

                      By:  TCG Holdings, L.L.C., its Managing Member

                      By:  /s/ Joseph E. Lipscomb
                           ------------------------------------------------
                           Joseph E. Lipscomb, Managing Director


                      CARLYLE-LSS INTERNATIONAL PARTNERS, L.P.

                      By:  TC Group, L.L.C., its General Partner

                      By:  TCG Holdings, L.L.C., its Managing Member

                      By:  /s/ Joseph E. Lipscomb
                           ------------------------------------------------
                           Joseph E. Lipscomb, Managing Director


                      TCG HIGH YIELD, L.L.C.

                      By:  TCG High Yield Holdings, L.L.C., its Managing Member

                      By:  TC Group, L.L.C., its Managing Member

                      By:  TCG Holdings, L.L.C., its Managing Member

                      By:  /s/ Joseph E. Lipscomb
                           ------------------------------------------------
                           Joseph E. Lipscomb, Managing Director

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                           TCG HIGH YIELD HOLDINGS, L.L.C.

                           By:  TC Group, L.L.C., its Managing Member

                           By:  TCG Holdings, L.L.C., its Managing Member

                           By:  /s/ Joseph E. Lipscomb
                                ------------------------------------------------
                                Joseph E. Lipscomb, Managing Director


                           CARLYLE INVESTMENT MANAGEMENT, L.L.C.

                           By:  /s/ Allan M. Holt
                                ------------------------------------------------
                                Allan M. Holt, Managing Director


                           TC GROUP II, L.L.C.

                           By:  TC Group, L.L.C., its Managing Member

                           By:  TCG Holdings, L.L.C., its Managing Member

                           By:  /s/ Joseph E. Lipscomb
                                ------------------------------------------------
                                Joseph E. Lipscomb, Managing Director


                           CARLYLE-EG&G, L.L.C.

                           By:  /s/ Allan M. Holt
                                ------------------------------------------------
                                Allan M. Holt, Chairman


                           EG&G Technical Services Holdings, L.L.C.

                           By:  /s/ Joseph E. Lipscomb
                                --------------------------
                                Joseph E. Lipscomb, Vice President